EXHIBIT 10(j)




                            DEPOSIT ACCOUNT AGREEMENT



                          Dated: As of December 6, 2002



                                      among


                       KOGER POST OAK LIMITED PARTNERSHIP,
                                   as Borrower



                                       and


                             COLUMN FINANCIAL, INC.,
                                    as Lender







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                                TABLE OF CONTENTS

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I.    DEFINITIONS.................................................................................................2

       SECTION 1.1    GENERAL.  AS USED HEREIN, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING DEFINITIONS:.........2
       SECTION 1.2    OTHER CAPITALIZED TERMS.....................................................................7

II.   THE ACCOUNTS................................................................................................7

       SECTION 2.1    ESTABLISHMENT OF ACCOUNTS...................................................................7
       SECTION 2.2    ACCOUNT NAME ...............................................................................8
       SECTION 2.3    ELIGIBLE ACCOUNTS...........................................................................8
       SECTION 2.4    PERMITTED INVESTMENTS.......................................................................8

III.  DEPOSITS....................................................................................................9

       SECTION 3.1    DEPOSITS INTO DEPOSIT ACCOUNT...............................................................9
       SECTION 3.2    DISBURSEMENTS FROM THE DEPOSIT ACCOUNT......................................................9

IV.   WITHDRAWALS................................................................................................10

       SECTION 4.1    WITHDRAWALS FROM TAX AND INSURANCE ACCOUNT, DEBT SERVICE RESERVE ACCOUNT AND
                      OPERATING EXPENSE ACCOUNT..................................................................10
       SECTION 4.2    REQUESTS FOR WITHDRAWALS FROM THE ROLLOVER RESERVE ACCOUNT, EXTRAORDINARY EXPENSE
                      ACCOUNT AND REPLACEMENT RESERVE ACCOUNTS...................................................10
       SECTION 4.3    SOLE DOMINION AND CONTROL..................................................................10

V.    PLEDGE OF ACCOUNTS.........................................................................................10

       SECTION 5.1    SECURITY FOR OBLIGATIONS...................................................................10
       SECTION 5.2    FINANCING STATEMENT; FURTHER ASSURANCES....................................................11
       SECTION 5.3    TERMINATION OF AGREEMENT...................................................................11

VI. RIGHTS AND DUTIES OF LENDER AND AGENT........................................................................12

       SECTION 6.1    REASONABLE CARE............................................................................12
       SECTION 6.2    INDEMNITY..................................................................................12
       SECTION 6.3    RELIANCE...................................................................................12
       SECTION 6.4    RESIGNATION OF AGENT.......................................................................12
       SECTION 6.5    LENDER APPOINTED ATTORNEY-IN-FACT..........................................................13
       SECTION 6.6    ACKNOWLEDGMENT OF LIEN/OFFSET RIGHTS.......................................................13

VII. REMEDIES....................................................................................................13

       SECTION 7.1    REMEDIES...................................................................................13
       SECTION 7.2    WAIVER.....................................................................................14

VIII. MISCELLANEOUS..............................................................................................14

       SECTION 8.1    TRANSFERS AND OTHER LIENS..................................................................14
       SECTION 8.2    LENDER'S RIGHT TO PERFORM BORROWER'S OBLIGATIONS; NO LIABILITY OF LENDER...................14
       SECTION 8.3    NO WAIVER..................................................................................14
       SECTION 8.4    EXPENSES...................................................................................15
       SECTION 8.5    ENTIRE AGREEMENT...........................................................................15
       SECTION 8.6    NO WAIVER..................................................................................15

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
       SECTION 8.7    SUCCESSORS AND ASSIGNS.....................................................................15
       SECTION 8.8    NOTICES....................................................................................15
       SECTION 8.9    CAPTIONS...................................................................................16
       SECTION 8.10   GOVERNING LAW..............................................................................16
       SECTION 8.11   COUNTERPARTS...............................................................................16
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                            DEPOSIT ACCOUNT AGREEMENT
                            -------------------------

     DEPOSIT ACCOUNT AGREEMENT (this "Agreement"), dated as of December 6, 2002, by and among KOGER POST OAK LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower") and COLUMN FINANCIAL, INC., a Delaware corporation ("Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a certain Loan Agreement (the "Loan Agreement") dated the date hereof between Borrower and Lender, Lender has made a loan (the "Loan") to Borrower in the principal amount of $77,000,000.00;


     WHEREAS, pursuant to the Mortgages and the Assignments of Leases, Borrower has granted to Lender a security interest in all of Borrower's right, title and interest in, to and under the Rents (as defined in the Loan Agreement) and other revenues derived from or otherwise attributable or allocable to the Properties, and has assigned and conveyed to Lender all of Borrower's right, title and interest in, to and under the Rents due and to become due to Borrower or to which Borrower is now or may hereafter become entitled, arising out of the Properties or any part or parts thereof; and


     WHEREAS, pursuant to the Clearing Account Agreement, Lockbox Bank shall receive and process Rents and shall, after the occurrence and during the continuance of a Trigger Period, transfer on each Business Day by wire transfer or ACH System to the Deposit Account all amounts constituting available funds on deposit in the Lockbox Account;


     NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. DEFINITIONS

     Section 1.1 General. As used herein, the following terms shall have the following definitions:

     "Accounts": means, collectively, the Deposit Account, the Tax and Insurance Account, the Debt Service Reserve Account, the Rollover Reserve Account, the Replacement Reserve Account, the Operating Expense Account and the Extraordinary Expense Account.

     "Additional Operating Expenses" as defined in Section 4.1.

     "Agent": an Eligible Institution designated by Lender.

     "Agreement": this Deposit Account Agreement, among Borrower, Agent and Lender, as amended, supplemented or otherwise modified from time to time.

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     "Annual Budget": as defined in the Loan Agreement.

     "Borrower": shall mean Koger Post Oak Limited Partnership, a Delaware limited partnership, together with its successors and permitted assigns.

     "Business Day": as defined in the Loan Agreement.

     "Clearing Account Agreement": shall mean that certain Clearing Account Agreement dated as of December 6, 2002, by and among Borrower, Lender and Lockbox Bank, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "Debt Service Reserve Account": as defined in Section 2.1(d).

     "Deposit Account": as defined in Section 2.1.(a)

     "Eligible Account": shall mean an identifiable interest-bearing account which is separate from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. ss.9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

     "Eligible Institution": shall mean a federal or state chartered depository institution or trust company insured by the Federal Deposit Insurance Corporation the short-term unsecured debt obligations of which are rated at least A-1+ by S&P and P-1 by Moody's in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "AA" by S&P or "A2" by Moody's), or such other account or accounts with respect to which the Rating Agencies shall have confirmed in writing that the then current rating assigned in any Securitization will not be qualified, downgraded or withdrawn by reason thereof.

     "Event of Default": as defined in the Loan Agreement.

     "Extraordinary Expense Account": as defined in Section 2.1(g).

     "Extraordinary Expenses": as defined in the Loan Agreement.

     "Insurance Premiums": as defined in the Loan Agreement.

     "Interest Period": as defined in the Loan Agreement.

     "Lender": Column Financial, Inc., together with its successors and assigns.

     "Loan": as defined in the Loan Agreement.

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     "Loan Agreement": as defined in the Recitals hereto.

     "Loan Documents": as defined in the Loan Agreement.

     "Lockbox Account": as defined in the Loan Agreement.

     "Lockbox Bank": as defined in the Loan Agreement.

     "Obligations": as defined in Section 5.1.

     "Operating Expense Account": as defined in Section 2.1(c).

     "Operating Expenses": as defined in the Loan Agreement.

     "Payment Date": as defined in the Loan Agreement.


     "Permitted Investments": shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by the Servicer, the trustee under any Securitization or any of their respective Affiliates (to the extent satisfying the applicable requirements of this definition), payable on demand or having a scheduled maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment (or, if earlier, the date on which the proceeds of such Permitted Investments are necessary to fulfill the purposes of the applicable Account), having a scheduled maturity date not later than 365 days after the date of origination thereof, and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificate of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause (i) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii) Federal Housing Administration debentures;

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                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause (iii) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated A-1+ by S&P and P-1 by Moody's (or, if not rated by all Rating Agencies, otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause (iv) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
         (B) if rated by S&P, must not have an "r" highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause (v) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days and at all times rated AA-or higher by S&P and Aa3 by Moody's (or, if not rated by all Rating Agencies, otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause (vi) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

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                  (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated A-1+ by S&P and P-1 by Moody's (or, if not rated by all Rating Agencies, otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause (vii) (A) must have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to such rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share, which funds are rated AAAm or AAAm-G by S&P and have the highest rating available from each other Rating Agency (or, if not rated by all Rating Agencies, rated by at least S&P as aforesaid and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

                  (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and
         (b) each Rating Agency, as evidenced by confirmation in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or if higher, then current ratings assigned to the Securities;

provided, however, that, in the reasonable judgment of the Servicer, such instrument continues to qualify as a "cash flow investment" pursuant to Code
Section 860G(a)(6) earning a passive return in the nature of interest and that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

     "Person": as defined in the Loan Agreement.

     "Properties": as defined in the Loan Agreement.

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     "Rents": as defined in the Loan Agreement.

     "Replacement Reserve Account": as defined in Section 2.1(e).

     "Replacement Reserve Fund": as defined in the Loan Agreement.

     "Rollover Reserve Account": as defined in Section 2.1(f).

     "Rollover Reserve Fund": as defined in the Loan Agreement.

     "Servicer": as defined in the Loan Agreement.

     "Tax and Insurance Account": as defined in Section 2.1(b).

     "Tax and Insurance Escrow Fund": as defined in the Loan Agreement.

     "Taxes": as defined in the Loan Agreement.

     "Trigger Period": as defined in the Loan Agreement.

     "UCC": as defined in Section 5.1(a)(iv).


     Section 1.2 Other Capitalized Terms. All other capitalized terms set forth in this Agreement not defined herein shall have the meanings set forth in the Loan Agreement.

II. THE ACCOUNTS

     Section 2.1 Establishment of Accounts. Borrower acknowledges and confirms that Borrower has established the following accounts with Agent:

     (a) An account into which the Lockbox Bank shall, after the occurrence and during the continuance of a Trigger Period, transfer on each Business Day by wire or ACH System all amounts constituting available funds on deposit in the Lockbox Account (the "Deposit Account");

     (b) An account into which Borrower shall deposit, or cause to be deposited, the sums required to be deposited pursuant to Section 3.2(a)(i) hereof (the "Tax and Insurance Account").

     (c) An account into which Borrower shall deposit, or cause to be deposited, the sums required for the payment of Operating Expenses pursuant to the Annual Budget in accordance with Section 3.2(a)(ii) hereof (the "Operating Expense Account");

     (d) An account into which Borrower shall deposit, or cause to be deposited, the sums required to be deposited hereunder pursuant to Sections 3.2(a)(iii) and
(iv) hereof (the "Debt Service Reserve Account");

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     (e) An account into which Borrower shall deposit, or cause to be deposited, the sums required to be deposited hereunder pursuant to Section 3.2(a)(v) hereof (the "Replacement Reserve Account");

     (f) An account into which Borrower shall deposit, or cause to be deposited, the sums required to be deposited hereunder pursuant to Section 3.2(a)(vi) hereof (the "Rollover Reserve Account");

     (g) An account into which Borrower shall deposit, or cause to be deposited, the sums required for the payment of Extraordinary Expenses which have been approved by Lender pursuant to Section 5.1.11(e) of the Loan Agreement (the "Extraordinary Expense Account"); and

     Section 2.2 Account Name . The Accounts shall each be in the name of Lender; provided, however, that in the event Lender transfers or assigns the Loan, Agent, at Lender's request (which notice of such request shall also be delivered to Borrower and Beneficiary), shall change the name of each account to the name of such transferee or assignee. In the event Lender retains a servicer to service the Loan, Agent, at Lender's request, shall change the name of each account to the name of such servicer, as agent for Lender.

     Section 2.3 Eligible Accounts. Each Account shall be maintained as an Eligible Account. Each Account is and shall be treated as a "securities account" as such term is defined in Section 8.501(a) of the UCC. Each item of property (whether investment property, financial asset, securities, instrument, cash or other property) credited to each Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC. Subject to the terms of this Agreement, Lender shall be treated as having the right to exercise the rights that comprise any financial asset credited to each Account. All securities or other property underlying any financial assets credited to each Account shall be registered in the name of Lender, indorsed to Lender or in blank or credited to another securities account maintained in the name of Lender and in no case will any financial asset credited to any Account be registered in the name of Borrower, payable to the order of Borrower or specially indorsed to Borrower.

     Section 2.4 Permitted Investments. Sums on deposit in the Accounts shall not be invested except in Permitted Investments. Provided that an Event of Default shall not have occurred and be continuing, Borrower shall have the right to direct Agent to invest sums on deposit in the Accounts in Permitted Investments; provided, however, in no event shall Borrower direct Agent to make a Permitted Investment if the maturity date of that Permitted Investment is later than the date on which the invested sums are required for payment of an obligation for which the Account was created. Borrower hereby irrevocably authorizes and directs Agent to apply any income earned from Permitted Investments to the respective Accounts. The amount of actual losses sustained on a liquidation of a Permitted Investment shall be deposited into the Lockbox Account by Borrower no later than three (3) Business Day(s) following such liquidation. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. The Accounts shall be assigned the federal tax identification number of Borrower, which number is 59-2898045.

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III.  DEPOSITS

     Section 3.1 Deposits into Deposit Account. Borrower represents, warrants and covenants that it has instructed Lockbox Bank that, after the occurrence and during the continuance of a Trigger Period, all amounts constituting available funds in the Lockbox Account shall be transferred on each Business Day to the Deposit Account.

     Section 3.2 Disbursements from the Deposit Account.

     (a) During a Trigger Period provided that no Event of Default shall have occurred and be continuing, on each Business Day, Agent shall withdraw all funds in the Deposit Account and apply same in the following order of priority:

          (i) First, funds sufficient to pay the current calendar monthly deposit into the Tax and Insurance Escrow Fund, if required, shall be deposited in the Tax and Insurance Account;

          (ii) Second, funds sufficient to pay the Operating Expenses for the current calendar month, as per the Annual Budget then in effect, (including, without limitation, management fees to a Person that is not an Affiliate of the Borrower under a Management Agreement;) and Additional Operating Expenses, if any, for the current calendar month shall be deposited in the Operating Expense Account;

          (iii) Third, funds sufficient to pay, pursuant to Section 2.2.1 of the Loan Agreement, interest payments on the outstanding principal balance of the Loan for the current preceding month shall be deposited in the Debt Service Reserve Account;

          (iv) Fourth, funds sufficient to pay any interest accruing at the Default Rate and late payment charges, if any, and other amounts then due to Lender under the Loan Documents including any miscellaneous fees and expenses, if any, shall be deposited in the Debt Service Reserve Account;

          (v) Fifth, funds sufficient to pay the current calendar monthly deposit, if required, into the Replacement Reserve Fund shall be deposited in the Replacement Reserve Account;

          (vi) Sixth, funds sufficient to pay the current calendar monthly deposit, if required, into the Rollover Fund shall be deposited into the Rollover Account;

          (vii) Seventh, funds in an amount sufficient to pay Extraordinary Expenses approved by Lender, if any, for the current calendar month shall be deposited in the Extraordinary Expense Account; and

          (viii) Eighth, all amounts remaining in the Deposit Account after deposits for items (i)-(vii) shall be remitted to Borrower.

     (b) Event of Default. Upon the occurrence and during the continuance of an Event of Default, Lender shall promptly notify Agent in writing of such Event of Default and, without

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notice from Agent or Lender, (a) Borrower shall have no further right in respect of (including, without limitation, the right to instruct Lender or Agent to transfer from) the Accounts, (b) Lender may direct Agent to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Agent, as agent for Lender, or Lender to exercise and enforce Lender's rights and remedies hereunder with respect to any Collateral, and (c) Lender may apply any funds in the Accounts to any Obligations in such order of priority as Lender may determine.

IV. WITHDRAWALS

     Section 4.1 Withdrawals From Tax and Insurance Account, Debt Service Reserve Account and Operating Expense Account. Lender shall withdraw amounts on deposit in the Tax and Insurance Account to pay Taxes and Insurance Premiums in accordance with the terms of the Loan Agreement. Lender shall withdraw amounts from the Debt Service Reserve Account (a) to pay the interest payments due pursuant to Section 2.2.1 of the Loan Agreement on the date such payment is due and payable, and (b) to make the payments more particularly described in Section 3.2(a)(iv) above, if applicable.

     Section 4.2 Requests for Withdrawals from the Rollover Reserve Account, Extraordinary Expense Account and Replacement Reserve Accounts. Agent shall disburse funds on deposit in the Rollover Account, the Replacement Reserve Account and the Extraordinary Expense Account in accordance with the written instructions of Lender pursuant to the written request of Borrower, which request of Borrower shall be approved by Lender provided that all the procedures and requirements set forth in the Loan Agreement for such request have been complied with. Section 4.3.......Sole Dominion and Control. Borrower acknowledges and agrees that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including Agent and Servicer, subject to the terms hereof and of the Loan Agreement. Except as set forth herein or in the Loan Agreement to the contrary, neither Borrower nor Manager shall have the right of withdrawal with respect to any Account except with the prior written consent of Lender, which consent shall be granted provided that all the procedures and requirements set forth in the Loan Agreement for such request have been satisfied.

V. PLEDGE OF ACCOUNTS

     Section 5.1 Security for Obligations. (a) To secure the full and punctual payment and performance of all obligations of Borrower now or hereafter existing with respect to the Loan, whether for principal, interest, fees, expenses or otherwise, and all obligations of Borrower now or hereafter existing under the Loan Agreement, the Note, the Mortgage, this Agreement and all other Loan Documents (all such obligations, collectively, the "Obligations"), Borrower hereby grants to Lender a first priority continuing security interest in and to the following property of Borrower, whether now owned or existing or hereafter or arising and regardless of where located (all of the same, collectively, the "Collateral"):

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          (i)  the Accounts, all financial assets (as defined in Section
               8-102(a) of the UCC (hereinafter defined), cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time including, without limitation, all deposits or wire transfers made to the Accounts;

          (ii) any and all amounts invested in Permitted Investments;

          (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

          (iv) to the extent not covered by clauses (i), (ii) or (iii) above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State in which the Accounts are located (the "UCC")) of any or all of the foregoing.

     (b) Lender and Agent, as agent for Lender, shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

     (c) If at any time Agent shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the Revised UCC) issued by Lender and relating to any Account, Agent shall comply with such entitlement order without further consent by Lender, Borrower, Beneficiary or any other Person.

     (d) In the event that Agent has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Account or any security entitlement, financial asset, investment property (as such terms are defined in the UCC) or other asset credited thereto, Agent hereby agrees that such security interest shall be subordinate to the security interest of Lender.

     Section 5.2 Financing Statement; Further Assurances. Simultaneously herewith, Borrower shall execute and deliver to Lender for filing a financing statement or statements in connection with the Collateral in the form required by Lender to properly perfect Lender's security interest therein (to the extent the Collateral is the type that can be perfected by filing a financing statement). Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Agent or Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     Section 5.3 Termination of Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon payment and performance in full of the Obligations, this Agreement shall terminate and Borrower shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Agent and/or Lender shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the lien hereof.

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

VI. RIGHTS AND DUTIES OF LENDER AND AGENT

     Section 6.1 Reasonable Care. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, neither Agent nor Lender shall have any duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any Person or otherwise with respect thereto. Agent and Lender each shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent or Lender accords its own property, it being understood that Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Agent or Lender, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent's or Lender's gross negligence or willful misconduct, provided that nothing in this Article VI shall be deemed to relieve Agent from the duties and standard of care which, as a commercial bank, it generally owes to depositors. Neither Lender nor Agent shall have any liability for any loss resulting from the investment of funds in Permitted Investments in accordance with the terms and conditions of this Agreement, except for damages resulting from the gross negligence or willful misconduct of such parties.

     Section 6.2 Indemnity. Agent, in its capacity as agent hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Agent shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. Borrower shall indemnify and hold Agent and Lender, their respective employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Agent or Lender in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from Agent's or Lender's gross negligence or willful misconduct or a breach of Section 6.1 hereof.

     Section 6.3 Reliance. Agent shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it in the exercise of reasonable judgment to be genuine, and it may be assumed in the exercise of reasonable judgment that any person purporting to act on behalf of any Person giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Agent may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Agent shall not be liable for any act or omission done or omitted to be done by Agent in the exercise of reasonable judgment in reliance upon any instruction, direction or certification received by Agent and without gross negligence or willful or reckless misconduct.

     Section 6.4 Resignation of Agent. (a) Agent shall have the right to resign as Agent hereunder upon thirty (30) days' prior written notice to Borrower and Lender, and in the event of such resignation, Lender shall appoint a successor Agent which must be an Eligible Institution. No such resignation by Agent shall become effective until a successor Agent shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Agent hereunder. If no such successor Agent is appointed within sixty (60) days after receipt of the resigning Agent's notice of resignation, the resigning Agent may petition a court for the appointment of a successor Agent.

     (b) In connection with any resignation by Agent, (i) the resigning Agent shall, at the sole cost of Borrower, (A) duly assign, transfer and deliver to the successor Agent this Agreement and all cash and Permitted Investments held by it hereunder, (B) execute such financing statements and other instruments as may be necessary to assign to the successor Agent the security interest in the Collateral existing in favor of the retiring Agent hereunder and to otherwise give effect to such succession and (C) take such other actions as may be reasonably required by Lender, Borrower or the successor Agent in connection with the foregoing and (ii) the successor Agent shall establish in its name, as secured party, cash collateral accounts, which shall become the Accounts for purposes of this Agreement upon the succession of such Agent.

     (c) Lender at its sole discretion shall have the right, upon thirty (30) days notice to Agent, and, at its sole cost and expense, to substitute Agent with a successor Agent that satisfies the requirements of an Eligible Institution or to have one or more of the Accounts held by another Eligible Institution, provided that such successor Agent shall perform the duties of Agent pursuant to the terms of this Agreement.

     Section 6.5 Lender Appointed Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower, which Borrower could or might do or which Agent or Lender may deem reasonably necessary to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement; provided, however, unless Lender deems the situation to be an emergency, Lender will not exercise such rights unless Borrower has failed to do so within three
(3) days of notice thereof from Lender. The foregoing powers of attorney are irrevocable and coupled with an interest.

     Section 6.6 Acknowledgment of Lien/Offset Rights. Agent hereby acknowledges and agrees that (a) the Accounts shall be held by Agent in the name of Lender,
(b) all funds held in the Accounts shall be held for the benefit of Lender, (c) Borrower has granted to Lender a first priority security interest in the Collateral, (d) Agent shall not disburse any funds from the Accounts except as provided herein, and (e) Agent shall invest and reinvest any balance of the Accounts in Permitted Investments. Agent hereby waives any right of offset, banker's lien or similar rights against, or any assignment, security interest or other interest in, the Collateral.

VII. REMEDIES

     Section 7.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, Lender or Agent, as agent for Lender, may:

     (a) without notice to Borrower, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

     (b) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law; and

     (c) demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as Lender may determine in its sole discretion.

     Section 7.2 Waiver. Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral. Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Borrower within the meaning of the UCC.

VIII. MISCELLANEOUS

     Section 8.1 Transfers and Other Liens. Except as permitted hereby or by the Loan Agreement, Borrower agrees that it will not (i) sell or otherwise dispose of any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted under this Agreement.

     Section 8.2 Lender's Right to Perform Borrower's Obligations; No Liability of Lender. If Borrower fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period five (5) Business Days after Borrower's receipt of written notice thereof from Lender, Lender may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Borrower to Lender. Notwithstanding Lender's right to perform certain obligations of Borrower, it is acknowledged and agreed that Borrower retains control of the Properties and operation thereof and notwithstanding anything contained herein or Agent's or Lender's exercise of any of its rights or remedies hereunder, under the Loan Documents or otherwise at law or in equity, neither Agent nor Lender shall be deemed to be a mortgagee-in-possession nor shall Lender be subject to any liability with respect to the Properties or otherwise based upon any claim of lender liability.

     Section 8.3 No Waiver. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Agent or Lender in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent and/or Lender hereunder or by law may be exercised by Agent and/or Lender at any time and from time to time, and as often as Agent and/or Lender may deem it expedient. Any and all of Agent's and/or Lender's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of Borrower under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Agent and/or Lender in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by Agent and/or Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrower by Agent and/or Lender, shall constitute a waiver thereof, or limit, impair or prejudice Agent's and/or Lender's right, without notice or demand, to take any action against Borrower or to exercise any other power of sale, option or any other right or remedy.

     Section 8.4 Expenses. The Collateral shall secure, and Borrower shall pay to Agent and Lender and/or Agent's and Lender's counsel on demand, from time to time, all reasonable costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Agent and/or Lender under this Agreement, the Loan Agreement, the Note, the Mortgage, or the other Loan Documents. Standard and customary fees and charges associated with the Accounts shall be included on a monthly consolidated account analysis statement which Agent shall submit to Borrower for Borrower's payment. This statement shall set forth the fees and charges payable for such month, including, but not limited to reasonable fees and reasonable expenses incurred in connection with this Agreement and be accompanied by reasonably detailed supporting documentation. Agent shall be entitled to charge the Accounts for such fees and expenses as indicated by the analysis statement.

     Section 8.5 Entire Agreement. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

     Section 8.6 No Waiver. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

     Section 8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

     Section 8.8 Notices. All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a "Notice") required, permitted, or desired to be given hereunder shall be in writing sent by telefax or by registered or certified mail, postage prepaid, return receipt requested or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section
8.8. Any such Notice shall be deemed to have been received three (3) days after the date such Notice is mailed or on the date of sending by telefax or delivery by hand or the next day if sent by an overnight commercial courier addressed to the parties as follows:

         If to Lender:              Column Financial, Inc.
                                    One Madison Avenue
                                    New York, New York 10010
                                    Attention:  Edmund Taylor
                                    Facsimile No. (212) 325-8106

         with a copy to:            Column Financial, Inc.
                                    11 Madison Avenue
                                    New York, New York 10010
                                    Legal and Compliance Department
                                    Attention:  Pamela McCormack, Esq.
                                    Facsimile No. (212) 325-6736

         with a copy to:            Cadwalader, Wickersham & Taft
                                    100 Maiden Lane
                                    New York, New York 10038
                                    Attention:  Fredric L. Altschuler, Esq.
                                    Facsimile No. (212) 504-6666

         If to Borrower:            Koger Post Oak Limited Partnership
                                    433 Plaza Real
                                    Suite 335
                                    Boca Raton, Florida  33432
                                    Attention:  Thomas Brockwell
                                    Facsimile No.:  (561) 276-4756


         With a copy to:            White & Case LLP
                                    200 South Biscayne Blvd., Suite 4900
                                    Miami, Florida  33131
                                    Attention:  William Walker, Esq.
                                    Facsimile No. (305) 348-5744

     Section 8.9 Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

     Section 8.10 Governing Law. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York without regard to conflicts of law principles of such State.

     Section 8.11 Counterparts. This Agreement may be executed in any number of counterparts.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    BORROWER:



                                    KOGER POST OAK LIMITED PARTNERSHIP,
                                    a Delaware limited partnership



                                    By:  KOGER POST OAK, INC., a Delaware
                                    corporation, its general partner



                                           By:      /S/ Thomas C. Brockwell
                                               ----------------------------
                                                 Name: Thomas C. Brockwell
                                                Title: Vice President




                                    LENDER:

                                    COLUMN FINANCIAL, INC.



                                    By:   /S/ Priscilla Horning
                                          -------------------------
                                          Name:  Priscilla Horning
                                          Title:  Vice President


                                    EXH. A-1